The Netplex Group, Inc.
            Unaudited Condensed Consolidated Pro-forma Balance Sheet
                            As of September 30, 1996


The following condensed consolidated pro-forma balance sheet is based on The Netplex Group, Inc.'s (the "Company's") September 30, 1996 consolidated balance sheet and gives effect for the December 31, 1996 finalization of the sale of the Company's WorldLink middleware technology for $3 million, and the discontinuance of the operations of the Company's software development business segment, which was the developer and distributor of the WorldLink technology, as if the transaction had closed on September 30, 1996. This unaudited consolidated pro-forma balance sheet should be read in conjunction with the financial statements accompanying the Company's report on Form 10-QSB for the quarterly period ended September 30, 1996. The pro-forma information is not necessarily indicative of the results that would have been reported had such events occurred on the date specified, nor is it indicative of the Company's future results.

                                     ASSETS

                                                                                     Adjustments for
                                                                                    sale of technology
                                                                                  and discontinuance of
                                                            Historical             software development
                                                              Actual                 business segment               Pro-forma
                                                         ------------------      -------------------------      ------------------
Cash                                                            $2,512,008                     $3,000,000   A          $5,512,008
Other Current assets                                             3,986,361                                              3,986,361
                                                         ------------------      -------------------------      ------------------

                                                                                                                                -
    Total current assets                                         6,498,369                                              9,498,369
                                                                                                3,000,000

Property and equipment                                             624,779                                                624,779
Other assets                                                       672,526                                                672,526
                                                         ------------------      -------------------------      ------------------
    Total Assets                                                $7,795,674                     $3,000,000             $10,795,674
                                                         ==================      =========================      ==================

                      Liabilities and Stockholders' Equity

Accounts payable & accrued expenses                             $3,641,583                     $1,200,000   A          $4,841,583
Other current liabilities                                          241,876                                                241,876
                                                         ------------------      -------------------------      ------------------
     Total liabilities                                           3,883,459                                              5,083,459
                                                                                                1,200,000
                                                         ------------------      -------------------------      ------------------

     Total Stockholder's Equity                                  3,912,215                                  A           5,712,215
                                                                                                1,800,000
                                                         ------------------      -------------------------      ------------------

    Total Liabilities and Stockholder's Equity                  $7,795,674                     $3,000,000             $10,795,674
                                                         ==================      =========================      ==================

          See accompanying notes to the pro-forma financial statements

                             The Netplex Group, Inc.
            Condensed Consolidated Pro-forma Statement of Operations
                      Nine months ended September 30, 1996

The following condensed consolidated pro-forma statement of operations is based on The Netplex Group, Inc.'s (the "Company's") September 30, 1996 consolidated statement of operations and gives effect for the December 31, 1996 finalization of the sale of the Company's WorldLink middleware technology for $3 million, and the discontinuance of the operations of the Company's software development and distribution segment, which was the developer and distributor of the WorldLink technology, as if the transaction had closed on the date of the reverse merger. This unaudited consolidated pro-forma statement of operations should be read in conjunction with the financial statements accompanying the Company's Report on Form 10-QSB for the quarterly period ended September 30, 1996. The pro-forma information is not necessarily indicative of the results that would have been reported had such events occurred on the date specified, nor is it indicative of the Company's future results.

                                                                                    Adjustment for
                                                                                    sale of technology
                                                                                  and discontinuance of
                                                            Historical             software development
                                                              Actual                 business segment               Pro-forma
                                                         ------------------      -------------------------      ------------------

    Revenues                                                   $24,800,026                     ($285,991)   B         $24,514,035
    Cost of Sales                                               21,313,776                                  B          21,206,345
                                                                                                (107,431)
                                                         ------------------      -------------------------      ------------------

          Gross margin                                           3,486,250                                              3,307,690
                                                                                                (178,560)

    Operating expenses                                           5,287,640                                  B           4,655,611
                                                                                                (632,029)
     Interest income (expense)                                                                              B
                                                                    18,064                              -                  18,064
    Other income (expense)
                                                                         -                                                      -
                                                         ------------------      -------------------------      ------------------

    Net (loss) income from operations                         ($1,783,326)                     ($453,469)   B        ($1,329,857)
                                                         ==================      =========================      ==================

    Earnings (loss) per share                                      ($0.38)                          $0.10   C             ($0.28)
                                                         ------------------      -------------------------      ------------------

    Weighted average shares outstanding                          4,703,615                                  C           4,703,615
                                                                                                4,703,615
                                                         ==================      =========================      ==================

          see accompanying notes to the pro-forma financial statements

                             The Netplex Group, Inc.
       Notes to the Condensed Consolidated Pro-forma Financial Statements
                               September 30, 1996


Basis of pro-forma presentation:
The accompanying condensed consolidated pro-forma balance sheet and statement of operations (collectively the "pro-forma financial statements") are based on the Consolidated Financial Statements included in the Company's Report on Form 10-QSB for the quarter ended September 30, 1996, giving effect for the December 31, 1996 finalization of the sale of the WorldLink technology and the related discontinuance of its software development business segment , which was the developer and distributor of the WorldLink technology for the $3 million aggregate sale price, as if the transaction had occurred on: (i) on September 30, 1996, for pro-forma balance sheet presentation and (ii) as of June 7, 1996 (the merger date) for pro-forma statement of operations presentation, as Technology Development Systems, Inc. (the entity performing the software development operations) became a subsidiary of the Company in the June 7,1996 with the reverse merger. (See the Report on Form 10-QSB for the quarter ended September 30, 1996, for further discussion of the reverse merger).


Adjustments for pro-forma presentation:

  A Adjustment reflects the $3.0 million in cash proceeds received by the Company in the sale of the WorldLink product technology. The adjustment also reflects the accrual of approximately $700,000 in estimated professional fees, transaction costs and travel costs related to the sale of the WorldLink technology, as well as approximately $500,000 in costs associated with the winding up and discontinuance of software development operations (costs include severance and other related wind up costs). The WorldLink technology was carried at a net book value of $0 on the Company's September 30, 1996 financial statements.

  B    Adjustment   provides  the  effect  of  removing   software   development
       operations from the Company's operating results as if the sale of the WorldLink technology occurred simultaneous with the Merger.

  C The net effect of the above adjustments to the loss per share is decrease of $0.10 per share from a loss per share of $0.38 to $0.28. The transaction had no effect on the weighted average common shares and equivalents outstanding.